Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment to the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Report”) of Newtek Business Services Corp. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, I, Nicholas Leger, as Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: June 7, 2021	/S/ NICHOLAS LEGER
Nicholas Leger,
Principal Financial Officer